                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [ ]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [X]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                            INDEPENDENCE HOLDING COMPANY
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [ ]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

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
                          INDEPENDENCE HOLDING COMPANY
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 6, 1995
                            ------------------------

To the Stockholders of
INDEPENDENCE HOLDING COMPANY:

     NOTICE  IS  HEREBY  GIVEN  that  the  Annual  Meeting  of  Stockholders  of
INDEPENDENCE HOLDING COMPANY (the 'Company') will be held on June 6, 1995 at 9:30 A.M., local time, at the Meeting Room, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut for the following purposes:

          1. To elect eight directors of the Company;

          2. To vote upon a proposal to ratify the selection of independent auditors; and

          3. To transact such other business as may properly come before the meeting and any adjournment thereof.

     Only stockholders of record at the close of business on April 18, 1995 are entitled to notice of, and to vote at, the Annual Meeting of Stockholders.

     Your attention is directed to the Proxy Statement submitted with this notice. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IN THE EVENT A STOCKHOLDER DECIDES TO ATTEND THE MEETING, SUCH STOCKHOLDER MAY REVOKE SUCH PROXY AND VOTE SUCH SHARES IN PERSON. No postage need be affixed to the enclosed envelope if mailed in the United States.

                                          By Order of the Board of Directors

                                          DAVID T. KETTIG
                                          Secretary

April 27, 1995

                          INDEPENDENCE HOLDING COMPANY
                             96 CUMMINGS POINT ROAD
                          STAMFORD, CONNECTICUT 06902
                                  203-358-8000

                           --------------------------
                                PROXY STATEMENT
                           --------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Independence Holding Company (the 'Company') of Proxies to be used at the Annual Meeting of Stockholders to be held at the Meeting Room, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut on June 6, 1995 at 9:30 A.M., local time. In addition to solicitation of Proxies by mail, the directors, officers and employees of the Company may solicit Proxies personally, by telephone, telefax or telegram. The expense of all such solicitation, including the cost of preparing, printing and mailing this Proxy Statement, will be borne by the Company. The Company will, upon request, reimburse brokers, banks or other persons for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of the Company's shares. This Proxy Statement and the accompanying Proxy and the Company's Annual Report to Stockholders, which contains financial statements for the year ended December 31, 1994, will first be mailed to stockholders of the Company on or about April 27, 1995.

     If the enclosed form of Proxy is executed and returned, it will be voted as directed by the stockholder. If no directions are given, Proxies will be voted for election as directors of all of the nominees specified therein and for the ratification of the selection of KPMG Peat Marwick LLP ('Peat Marwick') as independent auditors for the calendar year 1995. A Proxy may be revoked at any time, insofar as the authority granted thereby has not been exercised at the Annual Meeting of Stockholders, by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date. Any stockholder present at the meeting may vote personally on all matters brought before the meeting and, in that event, such stockholder's Proxy will not be used at the meeting by holders of the Proxy.

     Only stockholders of record as of the close of business on April 18, 1995 will be entitled to vote at the meeting. On that date, the Company had outstanding and entitled to one vote per share, 15,421,730 shares of Common Stock, par value $1 per share ('Common Stock'). An additional 4,377,900 shares of Common Stock are held by subsidiaries of the Company and are not entitled to vote. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

     If no contrary instruction is indicated, shares represented by properly executed Proxies in the accompanying form of proxy will be voted by the persons designated in the printed portion thereof FOR the election of the nominees named below to serve as directors for a one-year term and FOR the ratification of the selection of Peat Marwick as independent auditors for the calendar year 1995. Each director must be elected by the affirmative vote of a plurality of the votes cast at the meeting by the holders of shares of Common Stock represented in person or by Proxy. Approval of Peat Marwick as independent auditors requires the affirmative vote of a majority of the shares of Common Stock present or represented at the meeting.

     Management does not know of any other matters to be brought before the meeting at this time; however, if any other matters are brought before the meeting, the proxy holder shall vote in his discretion with respect to the matter. In the event a stockholder specifies a different choice on the Proxy, such stockholder's shares will be voted or withheld in accordance with the specifications so made. Should any nominee for director named herein become unable or unwilling to accept nomination or election, it is intended that the persons acting under proxy will vote for the election of such other person as the Board of Directors of the Company may recommend unless the number of directors is reduced by the Board of Directors. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected to office.

                             PRINCIPAL STOCKHOLDERS

     Listed below are the number of shares of Common Stock beneficially owned as of April 18, 1995 by the holders of more than 5% of the Common Stock of the Company.

                                                                                 COMMON STOCK
                                                                                 ------------

Geneve Holdings, Inc.(1) .....................................................     8,185,815
  96 Cummings Point Road                                                             (53.08%)
  Stamford, Connecticut 06902

- ------------

(1) According to (i) information disclosed in Amendment No. 33 to Schedule 13D dated May 13, 1993 of Geneve Holdings, Inc. (together with its affiliates also referred to herein as 'Geneve') supplemented by (ii) information provided to the Company by Geneve in response to a Company questionnaire, a group consisting of Geneve and certain of its affiliates are the beneficial owners of 8,185,815 shares of Common Stock. As of December 31, 1994, Geneve did not own any of the Company's share purchase warrants (the 'Warrants'). Edward Netter, Chairman and Chief Executive Officer and a director of the Company, is an executive officer and a director of Geneve. Donald T. Netter, an executive officer and a director of the Company, is an executive officer of Geneve. Edward Netter and members of his family (including Donald T. Netter) own more than 50% of the voting stock of Geneve. Edward Netter and Donald T. Netter disclaim beneficial ownership as to the shares of Common Stock owned by Geneve.

                            ------------------------

     To the best knowledge of the Company, Geneve has sole investment and voting power with respect to the shares listed above, and no other person or persons acting in concert own beneficially more than 5% of the Common Stock.

     The following table sets forth for each director of the Company, the Chief Executive Officer and the four other most highly compensated executive officers of the Company for the year ended December 31, 1994 (the 'Named Officers'), and for all directors and executive officers of the Company as a group, information regarding beneficial ownership of Common Stock as of April 18, 1995. None of the directors, Named Officers or directors and executive officers as a group owns beneficially any Warrants.

                                                                        NUMBER             PERCENT OF
                                                                          OF                 CLASS
                                NAME                                    SHARES          ENTITLED TO VOTE
- ---------------------------------------------------------------------   -------         ----------------

Harold E. Johnson....................................................    20,000(1)          *
Allan C. Kirkman.....................................................     7,000(1)          *
Steven B. Lapin......................................................     1,000(2)          *
Donald T. Netter.....................................................     - 0 -(3)          --
Edward Netter........................................................     - 0 -(3)          --
Edward J. Scheider...................................................   150,473(1)(4)       *
Roy T.K. Thung.......................................................     2,500(5)          *
F. Peter Zoch, III...................................................     1,000(6)          *
David T. Kettig......................................................     - 0 -(7)          --
Teresa A. Herbert....................................................     6,100(8)          *
All directors and executive officers as a group (11 persons).........   189,073(1)(2)(3)    1.23   %
                                                                               (5)(6)(7)(8)

- ------------

(1) Constitutes or includes 7,000 shares of Common Stock subject to options granted to each such director of which, in each case, all shares are presently exercisable.

(2) Does not include 137,500 shares of Common Stock subject to options granted to Mr. Lapin in April 1995, which will vest ratably over three years commencing in April 1996.

(3) Edward Netter and Donald T. Netter disclaim beneficial ownership of the shares of Common Stock shown as owned by Geneve in the table relating to Principal Stockholders. Reference is also made to footnote (1) to such table.

(4) Includes 67,000 shares of Common Stock owned by Mr. Scheider's wife, as to which shares Mr. Scheider disclaims beneficial ownership.

(5) Does not include 112,500 shares of Common Stock subject to options granted to Mr. Thung in April 1995, which will vest ratably over three years commencing in April 1996.

(6) Constitutes 1,000 shares of Common Stock subject to options granted to Mr. Zoch, all of which shares are presently exercisable.

(7) Does not include 25,000 shares of Common Stock subject to options granted to Mr. Kettig in April 1995, which will vest ratably over three years commencing in April 1996.

(8) Includes 5,000 shares of Common Stock subject to options granted to Ms. Herbert, all of which shares are presently exercisable. Does not include 25,000 shares of Common Stock subject to options granted to Ms. Herbert in April 1995, which will vest ratably over three years commencing in April 1996.

*  Represents less than 1% of the outstanding Common Stock.

                                   PROPOSAL 1
                       NOMINEES FOR ELECTION AS DIRECTORS

     Eight directors will be elected at the meeting, each to hold office until the next Annual Meeting of Stockholders and until such director's successor shall be elected and shall qualify.

     It is intended that shares represented by Proxies will be voted for the election of the nominees named below. If at the time of the meeting any of the nominees should be unwilling or unable to serve, the discretionary authority provided in the Proxy will be exercised to vote for a substitute or substitutes, as the Board of Directors recommends. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve as a director.

     The persons named below have been nominated for election as directors. All of such nominees presently serve as directors of the Company.

HAROLD E. JOHNSON, age 76
Director

     Since November 1987, director of the Company; for more than five years prior to retirement in 1983, Executive Vice President of The Continental Corporation, a diversified insurance and financial holding company with principal offices in New York, New York; since November 1993, director of Queens County Bancorp, Inc., a banking holding company with principal offices in Queens County, New York.

ALLAN C. KIRKMAN, age 51
Director

     Since December 1980, director of the Company; for more than the past five years, Executive Vice President of Mellon Bank, N.A., a national bank with principal offices in Pittsburgh, Pennsylvania.

STEVEN B. LAPIN, age 49
President and Chief Operating Officer
Director

     Since July 1991, director of the Company; since November 1993, President and Chief Operating Officer of the Company; for more than three years prior to November 1993, Executive Vice President -- Operations of the Company; since October 1993, President and Chief Operating Officer of Geneve Corporation, a private diversified holding company with principal offices in Stamford, Connecticut, which is an affiliate of the Company ('Geneve'); for more than three years prior to October 1993, Executive Vice President and Chief Operating Officer of Geneve; for more than the past five years, director of Geneve.

DONALD T. NETTER, age 33
Senior Vice President -- Investments
Director

     Since November 1993, director of the Company; since January 1995, Senior Vice President -- Investments of the Company; since February 1994, Senior Vice President -- Investments of Geneve; from February 1992 to August 1993, Senior Vice President and Treasurer of Damon Corp., a clinical laboratory testing company with principal offices in Needham Heights, Massachusetts ('Damon'); for more than two years prior to February 1992, Vice President of Damon; for more than four years prior to August 1993, a director of Damon. Mr. Donald T. Netter is the son of Mr. Edward Netter.

EDWARD NETTER, age 62
Chairman and Chief Executive Officer
Director

     Since December 1980, director of the Company; since July 1990, Chairman and Chief Executive Officer of the Company; from December 1990 to November 1993, President of the Company; from May 1990 to July 1990, Co-Chairman of the Board and Co-Chief Executive Officer of the Company; for more than the past five years, Chairman, Chief Executive Officer and director of Geneve.

EDWARD J. SCHEIDER, age 78
Director

     Since November 1987, director of the Company and Chairman of the Audit Committee; for more than five years prior to retirement in March 1995, Vice President of Kidder, Peabody & Co., Inc., an investment banking and brokerage firm with principal offices in New York, New York.

ROY T.K. THUNG, age 51
Executive Vice President,
Chief Financial Officer and Treasurer
Director

     Since December 1990, director of the Company; since November 1993, Executive Vice President, Chief Financial Officer and Treasurer of the Company; from May 1990 to November 1993, Senior Vice President, Chief Financial Officer and Treasurer of the Company; from June 1983 to December 1986, director of the Company; since November 1993, Executive Vice President and Chief Financial Officer of Geneve, for more than five years prior to November 1993, Senior Vice President and Chief Financial Officer of Geneve.

F. PETER ZOCH, III, age 52
Director

     Since December 1980, director of the Company; from December 1990 to June 1993, Vice Chairman of the Board of the Company; for more than the past five years, Chairman of the Executive Committee of the Company; for more than five years prior to July 1992, President and director of Geneve.

                            ------------------------

     Between January 1, 1994 and December 31, 1994, the Board of Directors of the Company met three times. In addition, the Audit Committee of the Board, which exercises responsibility in respect of the recommendation of the Company's independent public auditors, the review of such auditor's audit and recommendations concerning internal controls, met twice. The Audit Committee currently consists of Messrs. Scheider and Johnson. Each director who has been nominated for election as a director attended at least 75% of the Board meetings and meetings of Committees on which such director served, other than Mr. Zoch who attended one-third of such meetings.

     Directors of the Company who are not also officers of the Company receive a monthly fee of $500 plus $400 for each Board or Committee meeting attended. Directors who are officers of the Company do not receive compensation for serving as directors of the Company.

     Pursuant to the Company's 1988 Stock Incentive Plan, directors of the Company who are not also employees of the Company or a subsidiary ('Independent Directors') are each granted non-qualified stock options with respect to 1,000 shares of Common Stock at the first meeting of the Board of Directors following each Annual Meeting of Stockholders of the Company, which stock options vest six months after date of grant. Outstanding options granted at such 1994 Board meeting fully vested on January 19, 1995, and have an exercise price of $3.1875 per share.

                               EXECUTIVE OFFICERS

     In addition to Messrs. Lapin, Donald T. Netter, Edward Netter and Thung, listed above, who also serve as directors of the Company, set forth below are each executive officer's name, age, all positions and offices held with the Company, principal occupations and business experience during the past five years. Officers are elected by the Board of Directors, each to serve until his successor is elected and has qualified, or until his earlier resignation, removal from office or death.

TERESA A. HERBERT, age 33
Vice President and Controller

     Since October 1991, Vice President and Controller of the Company; for more than three years prior thereto, Assistant Controller of the Company.

DAVID T. KETTIG, age 36
Vice President -- Legal and Secretary

     Since March 1992, Vice President -- Legal and Secretary of the Company; since March 1992, Vice President -- Legal and Secretary of Geneve; for more than four years prior thereto, associate attorney practicing in the areas of corporate and securities law with Battle Fowler, a law firm located in New York, New York.

BRIAN R. SCHLIER, age 40
Vice President -- Taxation

     Since May 1991, Vice President -- Taxation of the Company; for more than the past five years, Director of Taxation of Geneve.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth compensation paid by the Company and its subsidiaries to those persons who were, at December 31, 1994, the Named Officers.

                                                                           LONG TERM COMPENSATION
                                                                      ---------------------------------
                                         ANNUAL COMPENSATION                  AWARDS            PAYOUTS
                                   --------------------------------   -----------------------   -------
           (A)              (B)      (C)       (D)         (E)           (F)          (G)         (H)           (I)
                                                                                   SECURITIES
                                                       OTHER ANNUAL   RESTRICTED   UNDERLYING    LTIP        ALL OTHER
NAME AND PRINCIPAL                 SALARY     BONUS    COMPENSATION     STOCK       OPTIONS     PAYOUTS   COMPENSATION(1)
POSITION                    YEAR     ($)       ($)         ($)        AWARDS ($)      (#)         ($)           ($)
- --------------------------  ----   -------   -------   ------------   ----------   ----------   -------   ---------------

Edward Netter ............  1994   251,040    50,000      --             --           --          --            2,653
  Chairman and Chief        1993   291,000    50,000      --             --           --          --            2,538
  Executive Officer         1992   291,000    50,000      --             --           --          --            2,527

Steven B. Lapin ..........  1994   249,990   150,000      --             --           --          --          113,108
  President and Chief       1993   225,000   150,000      --             --           --          --           90,260
  Operating Officer         1992   200,000   150,000      --             --           --          --           87,849

Roy T.K. Thung ...........  1994   200,000   120,000      --             --           --          --           98,953
  Executive Vice            1993   180,000   120,000      --             --           --          --           78,965
  President, Chief          1992   115,000   120,000      --             --           --          --           76,861
  Financial Officer, and
  Treasurer

David T. Kettig(2) .......  1994    99,455    23,332      --             --           --          --           (7,095)
  Vice President -- Legal   1993   102,000    23,331      --             --           --          --           10,152
  and Secretary             1992    74,616    15,667      --             --           --          --           12,364

Teresa A. Herbert ........  1994    88,259    20,500      --             --           --          --           (6,848)
  Vice President and        1993    84,864    20,500      --             --           --          --           10,228
  Controller                1992    81,600    20,500      --             --           --          --           12,677

- ------------

(1) Amounts shown for 1992, 1993 and 1994 for Mr. Netter consist of the dollar value of premiums paid by the Company and its subsidiaries for term life insurance. Amounts shown for Messrs. Lapin and Thung consist of the dollar value of premiums paid by the Company for term life insurance and of amounts accrued during 1992, 1993 and 1994 under Retirement Benefit Agreements with the Company (described below under the heading 'Retirement Benefit Agreements'). Amounts shown for Mr. Kettig and Ms. Herbert consist of the dollar value of premiums paid by the Company for term life insurance and of the value of incentive units based on the increase or decrease in book value per share of the Company's Common Stock for each of calendar years 1992, 1993 and 1994. Certain of the Named Officers also received compensation and benefits during 1992, 1993 and 1994 from Geneve and/or its affiliates (other than the Company) for services rendered to such companies, which amounts are not included in this table.

(2) Mr. Kettig became an executive officer of the Company in March 1992.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth the number of shares of Common Stock underlying unexercised options at December 31, 1994 of the Named Officers. No options were exercised in 1994 by the Named Officers. Ms. Herbert's options were not in-the-money at December 31, 1994.

                           (A)                                  (B)            (C)             (D)              (E)
                                                                                            NUMBER OF
                                                                                           SECURITIES        VALUE OF
                                                                                           UNDERLYING       UNEXERCISED
                                                                                           UNEXERCISED     IN-THE-MONEY
                                                                                           OPTIONS AT       OPTIONS AT
                                                              SHARES                        FY-END(#)        FY-END($)
                                                            ACQUIRED ON       VALUE       EXERCISABLE/     EXERCISABLE/
                           NAME                             EXERCISE(#)    REALIZED($)    UNEXERCISABLE    UNEXERCISABLE
- ----------------------------------------------------------  -----------    -----------    -------------    -------------

Teresa A. Herbert.........................................    0              0               5,000/0             0

PENSION PLAN

     Standard Security Life Insurance Company of New York, a wholly owned subsidiary of the Company, terminated its qualified defined benefit pension plan effective March 31, 1991. In August 1992, Mr. Netter received a lump sum payment of approximately $158,000, representing his accrued benefit under such plan based upon his 14 years of credited service. This amount is not included in the Summary Compensation Table set forth above.

RETIREMENT BENEFIT AGREEMENTS

     In 1991, the Company entered into retirement benefit agreements with Messrs. Lapin and Thung pursuant to which they are entitled to receive cash payments, based upon their salaries, at such time as they retire or otherwise terminate their employment with the Company. No monies are owed under these respective agreements unless the individual remains continuously employed by the Company until April 30, 1995 or unless certain accelerated vesting events occur. Assuming that such individuals' employment with the Company had terminated, and vesting had occurred, on December 31, 1994, Messrs. Lapin and Thung would have been entitled to receive approximately $383,000 and $334,000, respectively, which amounts increase each year they remain employed by the Company until they attain age 62. Of such amounts, $111,000 and $96,000, respectively, were accrued in 1994 for Messrs. Lapin and Thung.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     Management's recommendations as to the form and level of compensation of the Company's executive officers are overseen by and subject to the approval of the Company's Board of Directors.

     The Company's compensation policies seek to attract and retain key executives necessary to the long-term success of the Company, to align compensation with both annual and long-term strategic plans and goals and to reward performance in the continued growth and success of the Company and in the enhancement of shareholder values. In furtherance of these goals, the Company has employed a combination of annual base salaries, which are set at levels which management believes to be competitive with industry and regional pay practices and economic conditions, and annual and longer term incentive compensation, including an incentive unit plan based on increases in the Company's book value per share, and options to purchase Common Stock.

     Management recommends annually a bonus pool for the Company's employees (including the executive officers) to be voted upon by the independent members of the Board. For example, in determining the bonus pool for the 1992 through 1994 calendar years, the Board based its decision, in major part, on management's accomplishments in successfully restructuring its insurance group through cost savings and other measures, enhancing the insurance group's capital position, strategically planning the direction of the insurance group, improving the Company's profitability and increasing shareholder values.

     Specifically regarding the chief executive officer, Edward Netter, base salary has been determined by considering Company and individual performance. Mr. Netter's annual bonus payments are subject to approval by the independent members of the Board of Directors. Although Mr. Netter's bonus is based on his individual performance as chief executive officer, in determining such amount, the Board at the same time recognizes Mr. Netter's significant interest in the Company through his controlling ownership of Geneve.

MEMBERS OF THE BOARD OF DIRECTORS:

HAROLD E. JOHNSON                               EDWARD NETTER
ALLAN C. KIRKMAN                                EDWARD J. SCHEIDER
STEVEN B. LAPIN                                 ROY T.K. THUNG
DONALD T. NETTER                                F. PETER ZOCH, III

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the five year cumulative total return of the Common Stock with that of the Nasdaq Stock Market (US) Index and the Nasdaq Stock Market Insurance Index.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
      AMONG INDEPENDENCE HOLDING COMPANY, NASDAQ STOCK MARKET (U.S.) INDEX
                       AND NASDAQ INSURANCE STOCKS INDEX

                             [PERFORMANCE GRAPH]

                                       12/31/89     12/31/90     12/31/91     12/31/92     12/31/93     12/31/94
NASDAQ STOCK MARKET (U.S.) INDEX          100          85           136          158          181          177
NASDAQ INSURANCE STOCKS INDEX             100          85           119          162          173          163
INDEPENDENCE HOLDING COMPANY              100          36            33           66           95           80



* Assumes that dividends were reinvested and is based on a $100 investment on December 31, 1989; indices data obtained from Center for Research in Security Prices (CRSP)

                           RELATED PARTY TRANSACTIONS

     The Company and Geneve operate under cost-sharing arrangements pursuant to which certain items are allocated between the companies. From January 1, 1994 through March 31, 1995, the Company paid to Geneve or accrued for payment thereto approximately $192,000 under such arrangements. Geneve also provides the Company the use of office space as its corporate headquarters for annual consideration of $262,500. In addition, certain current or former directors, officers and/or employees of the Company or its subsidiaries, who are also current or former directors, officers and/or employees of Geneve, received compensation and benefits from Geneve for services rendered thereto since January 1, 1994. All of the foregoing are subject to the approval of the Audit Committee of the Board of Directors at least annually, and management of the Company believes that the terms thereof are no less favorable than could be obtained by the Company from unrelated parties on an arm's length basis.

     At various times since January 1, 1994, certain securities transfers were made between the Company and/or certain of its subsidiaries, on the one hand, and Geneve, on the other hand, at fair market value.

                                   PROPOSAL 2
                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has selected Peat Marwick as the auditors of the Company for the year 1995. It is anticipated that representatives of Peat Marwick, who also served as the Company's auditors for 1994, will be present at the Annual Meeting of Stockholders and will have an opportunity to make a statement if they so desire and to answer any appropriate questions.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' PROPOSAL 2.

                             STOCKHOLDER PROPOSALS

     Any proposal which a stockholder intends to present at the Annual Meeting of Stockholders to be held in 1996 must be received at the Company's principal executive office not later than December 31, 1995 in order to be includable in the proxy material for such meeting.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action at the meeting. As to any business which would properly come before the meeting, the Proxies confer discretionary authority in the persons named therein and those persons will vote or act in accordance with their best judgment with respect thereto.

                                          By Order of the Board of Directors

                                          DAVID T. KETTIG
                                          Secretary

April 27, 1995

                                APPENDIX 1
                                PROXY CARD

                          INDEPENDENCE HOLDING COMPANY
              96 CUMMINGS POINT ROAD, STAMFORD, CONNECTICUT 06902
                  PROXY -- SOLICITED BY THE BOARD OF DIRECTORS

   The undersigned stockholder of Independence Holding Company (the 'Company') hereby appoints Steven B. Lapin and David T. Kettig, and each or either of them, the true and lawful proxies, agents and attorneys of the undersigned, each with full power to act without the other and with full power of substitution to vote all shares of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Tuesday, June 6, 1995 at 9:30 A.M., E.D.T., at the Meeting Room, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut, and at any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' ALL PROPOSALS.

(1) To elect eight directors.

[ ] FOR all nominees listed below (except as instructed below)   [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

    Harold E. Johnson, Allan C. Kirkman, Steven B. Lapin, Donald T. Netter, Edward Netter, Edward J. Scheider, Roy T.K. Thung, F. Peter Zoch, III
  INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name here:

 ...............................................................................

(2) To ratify the appointment of KPMG Peat Marwick LLP                         [ ] FOR      [ ] AGAINST      [ ] ABSTAIN
   as independent auditors for the fiscal year ending December 31, 1995

(3) To transact any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

The shares represented by this proxy card will be voted as directed above. IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR ALL LISTED PROPOSALS.

                                                                   (see reverse)

   The undersigned hereby ratifies and confirms all that said proxies, agents and attorneys, or any of them or their substitutes, lawfully may do at the meeting and hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournment or postponement thereof.

PLEASE  SIGN THE  PROXY EXACTLY  AS YOUR NAME(S)  Dated ................................... , 1995
APPEARS HEREON.  JOINT OWNERS  SHOULD EACH  SIGN                                            (L.S.)
PERSONALLY.   TRUSTEES  AND   OTHER  FIDUCIARIES  ................................................
SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN,                                            (L.S.)
AND WHERE MORE THAN ONE NAME APPEARS, A MAJORITY  ................................................
MUST  SIGN.  IF  A  CORPORATION,  THE  SIGNATURE
SHOULD  BE  THAT  OF AN  AUTHORIZED  OFFICER WHO
SHOULD STATE HIS TITLE.

    PLEASE DATE, SIGN AND RETURN. YOUR PROMPT ATTENTION WILL BE APPRECIATED.